                                                                   EXHIBIT 10.30

                                  BILL OF SALE


         THIS BILL OF SALE made this 28th day February 2001, from TELESERVICES INTERNET GROUP INC., a corporation duly organized, validly existing and in good standing under the laws of the state of Florida, with its principal place of business at 100 2nd Avenue South, Suite 1000, St. Petersburg, FL 33701 (the "SELLER"), to THE AFFINITY GROUP, INC., 100 2nd Avenue South, Suite 1000, St. Petersburg, FL 33701 (the "BUYER").

         Pursuant to that certain Rescission/Reacquisition Settlement Agreement dated of even date herewith, (the "Settlement Agreement") between Seller and Buyer, Seller agreed to sell to Buyer, and Buyer agreed to purchase from Seller, the items of tangible personal property of Seller listed on SCHEDULE "A" attached hereto and by this reference made a part hereof the same as if fully set forth herein (the "SETTLEMENT TANGIBLE ASSETS"). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Settlement Agreement.

         For value received, i.e., the consideration described in the Settlement Agreement, the receipt and sufficiency of which is hereby acknowledged, Seller hereby sells, assigns and transfers to Buyer and its successors and assigns all right, title and interest in and to the Settlement Tangible Assets to have and to hold the same unto Buyer, its successors and assigns forever.

         Seller warrants that, to the best of its knowledge, it has good and marketable title to the Settlement Tangible Assets, free and clear of any liens, security interests and encumbrances, other than as set forth on SCHEDULE "B" attached hereto and by this reference made a part hereof the same as if fully set forth herein, and that it has full and complete power and authority to convey the Settlement Tangible Assets to Buyer. At any time and from time to time, at the request of Buyer, Seller shall execute and deliver to Buyer any additional, new or confirmatory instruments and all other and further instruments necessary to vest in Buyer all right, title and interest in and to the Settlement Tangible Assets or to enable Buyer to realize upon or otherwise enjoy the benefits of any of the Settlement Tangible Assets or to carry into effect the intent and purpose hereof and of the Settlement Agreement. Seller hereby indemnifies and holds harmless Buyer from all losses, costs, damages and claims, including reasonable attorney's fees, for matters affecting marketable title with respect to each and every of the Settlement Tangible Assets arising from occurrences prior to the date hereof.

         The foregoing warranties of title notwithstanding, BUYER ACKNOWLEDGES THAT THE PURCHASE AND SALE OF THE ASSETS PURSUANT TO THIS AGREEMENT IS "AS IS" WITH ALL FAULTS (PATENT AND LATENT) AND WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.



Bill of Sale
TeleServices Internet Group Inc. --- Seller
The Affinity Group, Inc. --- Buyer
February ____, 2001
Page 1 of 6
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         Buyer hereby assumes and agrees to perform all obligations whatsoever of Seller with respect to each and every of the Settlement Tangible Assets to the extent such obligations are to be performed on or after the date hereof. Buyer hereby indemnifies and holds harmless Seller from all losses, costs, damages and claims, including reasonable attorney's fees, for matters with respect to each and every of the Settlement Tangible Assets arising from occurrences on and after the date hereof.

         IN WITNESS WHEREOF, Seller has executed this Warranty Bill of Sale through its duly authorized officer on the date first set forth above.

WITNESSES:                                  TELESERVICES INTERNET GROUP INC.

/s/ Cathy Davenport                         By: /s/ Paul W. Henry
-----------------------------               ------------------------------------
/s/ Shannon LeFrand                         Paul W. Henry, Secretary
-----------------------------

                                            "SELLER"

                                            THE AFFINITY GROUP, INC.

                                            By: /s/ Scott G. Roix
                                            ------------------------------------
                                            Scott G. Roix, President
/s/ Cathy Davenport
-----------------------------
/s/ Shannon LeFrand                         "ASSIGNEE"
-----------------------------



Bill of Sale
TeleServices Internet Group Inc. --- Seller
The Affinity Group, Inc. --- Buyer
February ____, 2001
Page 2 of 6
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                                   SCHEDULE A
                       LIST OF SETTLEMENT TANGIBLE ASSETS


 1  - Lucent G3 telephone switch with aprox. 50 phones

  1 - 40 Gig DAT tape backup

  5 - 10/100 3COM hubs

  1 - 500 MHz Dual Processor Compaq server

  2 - 300 MHz Compaq servers

  3 - 250 MHz Compaq servers

  3 - 200 MHz Clone servers

 40 - 166 to 200 MHz Intel workstations

  3 - Ricoh Laser printers

  4 - HP 6100 Laser Printers

  1 - 21 inch Hitachi monitor

  5 - Assorted 17 inch monitors

 45 - Assorted 14 inch monitors

  1 - Sony Trinitron 31" TV

  1 - Sony hi-fi Stereo VCR

  1 - ADS "TV/Elite" Video/TV Switch

  1 - Compaq Presario 5280 300 MHz CPU

  1 - Generic 15" Monitor



Bill of Sale
TeleServices Internet Group Inc. --- Seller
The Affinity Group, Inc. --- Buyer
February ____, 2001

                                   SCHEDULE A
                       LIST OF SETTLEMENT TANGIBLE ASSESTS

                  1 110 Linear Ft. Wall, Partition (7 ft high)
                  2 Benches , 2-sectioned Upholstered (48-inch)
                  1 Boards, 42-inch Bulletin
                  1 Boards, 60-inch Bulletin
                  4 Boards, Bulletin
                  2 Boards, Electronic Display
                  1 Board, Large Bulletin
                  2 Bookcase (black & gray)
                  1 Bookcase, 4-tier (oak)
                  5 Cabinet, 2-drawer File
                  7 Cabinet, 2-drawer Lateral File (gray)
                  1 Cabinet, 4-drawer File
                  9 Cabinet, 4-drawer Lateral File (gray)
                  5 Cabinet, 5-drawer Lateral File (tan)
                  3 Cart, Printer/Fax (oak)
                 13 CDs, 8x10 Framed
                 75 Chair
                  8 Chair, Black Leather Executive
                 20 Chair, Conference Upholstered
                  5 Chair, Desk
                 12 Chair, High/Bar
                  2 Chair, Leather
                 33 Chair, Side
                  5 Clock, Wall
                  6 Credenza, 2-drawer Lateral (oak)
                  1 Credenza, 4-drawer Double Wide Lateral w/glass top
                  1 Credenza, 4-drawer Lateral w/glass top 4 Desk (gray) 1 Desk (oak)
                  1 Desk, Executive w/glass top
                  8 Desk, L-shape (oak)
                  3 Desk, L-shape w/ 60-inch hutch (oak)
                  1 Desk, Receptionist Console (oak)
                  2 Desk, U-Shaped w/return credenza & hutch
                  2 Desk, w/drawers (gray)
                  1 Dishwasher
                  3 Easel
                  2 Easel, Black Folding
                  1 Ice Maker
                  1 Microwave, Large
                  1 Ottoman (leather)
                  2 Panel, Divider Wall
                  1 Plant, 60-inch Artificial
                  1 Rack, Black Plastic
                  2 Rack, Literature (oak)
                  1 Rack, Shelving (metal)



Bill of Sale
TeleServices Internet Group Inc. --- Seller
The Affinity Group, Inc. --- Buyer
February ____, 2001

                                   SCHEDULE A
                       LIST OF SETTLEMENT TANGIBLE ASSESTS

                  6 Racks, Time Card
                  1 Refrigerator, Large
                  1 Refrigerator, Small
                  2 Safes
                  1 Side Return (gray)
                  2 Sofa, Leather
                  1 Stand, Printer (metal)
                  1 Table, Conference (rectangle oak)
                  1 Table, Conference (round oak)
                  2 Table, Conference w/glass top (oval oak)
                  6 Table, Folding (gray)
                  1 Table, Folding (oak)
                  2 Table, Occasional/Lamp (oak)
                  3 Tables, High/Bar (approx. 48-inch)
                  7 Tables, Square I Tradeshow exhibition booth (tabletop) 1 Tradeshow exhibition booth (10')
                  1 Unit, 120-inch Wall w/hutch
                  1 Unit, File/Drawer(gray)
                  1 Unit, Locker 50-unit (tan)
                  1 Whiteboard
                  1 Whiteboard w/cover, Large Oak Wall
                  1 Whiteboard w/cover, Mid-Size Wall (oak)
                  2 Whiteboard, 60-inch
                  1 Work Table
                  1 Workstation, 60-inch top (with 7 drawers)
                 66 Workstations (CSR)
                  4 Workstations (gray)
                 24 Workstations (tan; some with overhead bends&drawers)



Bill of Sale
TeleServices Internet Group Inc. --- Seller
The Affinity Group, Inc. --- Buyer
February ____, 2001
Page 5 of 6
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                                   SCHEDULE B

                                     LIST OF

                   LIENS, SECURITY INTERESTS AND ENCUMBRANCES

None.



Bill of Sale
TeleServices Internet Group Inc. --- Seller
The Affinity Group, Inc. --- Buyer
February ____, 2001
Page 6 of 6